NEWS RELEASE
One Campus Martius, Suite 700 • Detroit, Michigan 48226
(313) 961-4100

For Immediate Release
May 22, 2014

Covisint Corporation Announces Fourth Quarter and
Full-Year Fiscal 2014 Earnings Results

•	FY2014 subscription revenue of $66.7 million, up 17% year-over-year

•	FY2014 total revenue of $97.1 million, up 7% year-over-year

•	Announces strategic initiatives to refocus and position business for growth

DETROIT -- May 22, 2014 -- Covisint Corporation (Nasdaq: COVS), provider of a leading cloud engagement platform, today announced financial results for the fourth quarter and full fiscal year ended March 31, 2014.
“Fiscal 2014 was a year of dramatic change for Covisint as we successfully completed our initial public offering and established Covisint as a public company,” said Covisint Interim CEO Sam Inman. “While we achieved subscription revenue growth of 17% year-over-year, we are disappointed with our overall performance. As we look forward to fiscal 2015, we are undertaking a series of strategic initiatives to refocus our business and reposition the company for success in fiscal year 2016 and beyond.”
The company will focus on four key initiatives:

•	The right leadership team and organization to achieve our objectives.

•	Focus on becoming an enterprise-grade software company.

•	Develop additional relationships with strategic partners to extend our market reach.

•	Align costs to match revenue with profitability bias.

“Fiscal 2015 will be a transition year for Covisint,” continued Inman. “We will make the necessary changes throughout every level of our organization to get back on track, and focus on our significant growth potential.”
Fiscal Year 2014 Financial Results:

•
Revenues: Subscription and support revenue increased 17% year-over-year to $66.7 million. Services revenue decreased 10% year-over-year to $30.4 million. Total revenues increased by 7% year-over-year to $97.1 million.

•	Gross Profit: GAAP gross profit was $40.8 million. GAAP gross margin was 42%. Non-GAAP gross profit was $48.3 million. Non-GAAP gross margin was 50%.

•	Earnings: GAAP diluted earnings per share were ($1.06) compared to ($0.19) last year. Non-GAAP diluted EPS was ($0.50) compared to ($0.41) in the prior year.

Fourth Quarter Fiscal 2014 Financial Results:

•
Revenues: Subscription and support revenue increased 8% year-over-year to $17.0 million. Services revenue decreased 26% year-over-year to $7.4 million. Total revenues decreased by 5% year-over-year to $24.4 million.

•	Gross Profit: GAAP gross profit was $9.1 million. GAAP gross margin was 37%. Non-GAAP gross profit was $11.0 million. Non-GAAP gross margin was 45%.

•	Earnings: GAAP diluted earnings per share were ($0.27) compared to ($0.11) in the same quarter last year. Non-GAAP diluted EPS was ($0.17) compared to ($0.10) in the same quarter last year.

Fourth Quarter Fiscal 2014 Business Highlights
In the fourth quarter, Covisint:

•
Announced that Covisint will secure and integrate the next-generation of automotive connectivity for Hyundai. The Covisint platform will help Hyundai Blue Link to enhance the “connected owner” experience by enabling Hyundai to offer the latest in vital vehicle information and applications.

•
At the 2014 RSA Conference, Covisint Chief Security Officer, David Miller, detailed the best approach and new requirements for identity management of “connected things”. His presentation led attendees to understand how deep the security and identity complexities are in a "connected things" world and how time-consuming it is for ease-of-use-driven consumers to set preferences as billions and billions of devices continue to come online.

•
Announced at the Consumer Electronics Show (CES) that Covisint will make Google Glass integration a reality for Hyundai and Hyundai owners. With the Covisint platform, Hyundai is now able to quickly evaluate wearable technology to address customer needs while also enabling Hyundai owners to access important owner services, vehicle safety, service, infotainment and applications.

•
Showcased the “Future of the Connected Owner” at the 2014 North American International Auto Show featuring demo of advanced, cloud-based connectivity by demonstrating the future car-buying experience for connected owners, including: 1) how connected devices impact the process; 2) how cars will "sell themselves" and adopt future owners' personalities; 3) how used cars will be securely "wiped clean" of the previous owner's info; and, among others, 4) how owners' preferences, settings and subscriptions will follow them, even when renting another car in a different city.

Use of Non-GAAP Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Covisint monitors non-GAAP measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Each of these financial measures excludes the impact of certain items and, therefore, has not been calculated in accordance with GAAP. These non-GAAP financial measures exclude the impact of stock award compensation expense, the amortization of intangible assets and amounts incurred for capitalized internal software costs.
Covisint monitors these non-GAAP measures to evaluate its ongoing operational performance and enhance an overall understanding of its past financial performance. Covisint believes that these non-GAAP metrics help illustrate underlying trends in its business that could otherwise be masked by the effect of the income or expenses, as well as the related tax effects, that are excluded in non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per diluted share and adjusted EBITDA. Furthermore, Covisint uses these measures to establish budgets and operational goals for managing its business and evaluating its performance. Covisint also believes that these non-GAAP measures provide additional tools for investors to use in comparing its recurring core business operating results over multiple periods with other companies in its industry.

The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures discussed in this press release to the most directly comparable GAAP financial measures is included with the financial statements contained in this press release. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.
Conference Call and Webcast Information
Covisint management will hold a conference call at 4:45 ET today to discuss these results. The U.S. toll free dial-in for the conference call is 1-800-230-1059, and the international dial-in number is 1-612-332-0107. No passcode is required. A live webcast of the conference call will also be available on the investor relations page of the company's website at investors.covisint.com.
For those unable to participate in the conference call, a replay will be available after the conclusion of the earnings call on May 22, 2014, through May 29, 2014. The U.S. toll-free replay dial-in number is 1-800-475-6701 and the international replay dial-in number is 1-320-365-3844. The replay passcode is 325338.
Covisint
Covisint provides a leading cloud engagement platform for creating and enabling new mission-critical external business processes. Our solutions enable organizations to connect, engage, and collaborate with the critical external audiences that define their success--including customers, business partners and suppliers. Covisint allows its clients to establish a secure, reliable, integrated presence in the cloud, and it provides the kind of engaging information experiences that people everywhere have come to expect. Learn more at www.covisint.com.
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•	Covisint on Facebook

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding Covisint's future financial performance, market growth, the demand for Covisint's solutions, and general business conditions. Any forward-looking statements contained in this press release are based upon Covisint's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Covisint's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Covisint's disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to attract new customers; the extent to which customers renew their contracts for our solutions; the seasonality of our business; our ability to manage our growth; the continued growth of the market for our solutions; competition from current competitors and new market entrants; our ability to penetrate new vertical markets; unpredictable macro-economic conditions; the loss of any of our key employees; the length of the sales and implementation cycles for our solutions; increased demands on our infrastructure and costs associated with operating as a public company; failure to protect our intellectual property; changes in current tax or accounting rules; and other risk and uncertainties. Further information on potential factors that could affect actual results is included in Covisint's reports filed with the SEC.

Investor Relations Contact
866.319.7659
investors@covisint.com

Media Contact
Brad Schechter
313.961.5290
bschecht@covisint.com

For Sales and Marketing Information
Covisint Corporation, One Campus Martius, Suite 700, Detroit, MI 48226,
313-961-4100
http://www.covisint.com

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
CONDENSED AND CONSOLIDATED BALANCE SHEETS
(In Thousands)
(Unaudited)
	March 31, 2014	March 31, 2013
ASSETS
CURRENT ASSETS:
Cash	$49,536	$966
Accounts receivable, net	21,838	25,386
Deferred tax asset, net	1,017	2,011
Due from parent and affiliates	2,813	—
Other current assets	5,983	5,517
Total current assets	81,187	33,880
PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	4,751	2,654
CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	23,040	24,447
OTHER:
Goodwill	25,385	25,385
Deferred costs	6,188	9,738
Deferred tax asset, net	131	146
Other assets	766	1,808
Total other assets	32,470	37,077
TOTAL ASSETS	$141,448	$98,058
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,893	$2,440
Accrued commissions	1,640	1,982
Deferred revenue	16,606	16,989
Accrued expenses	3,752	2,921
Due to parent and affiliates	—	7,556
Total current liabilities	25,891	31,888
DEFERRED REVENUE	11,223	18,188
ACCRUED EXPENSES	56	271
DEFERRED TAX LIABILITY, NET	2,668	4,817
Total liabilities	39,838	55,164
COMMITMENTS AND CONTINGENCIES	—	—
SHAREHOLDER’S EQUITY:
Common Stock	—	—
Additional paid-in capital	140,569	46,186
Retained deficit	(38,947)	(3,289)
Accumulated other comprehensive loss	(12)	(3)
Total shareholders' equity	101,610	42,894
TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$141,448	$98,058

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
CONDENSED, COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands) Except Per Share Data
(Unaudited)
	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013
REVENUE	$24,400	$25,712	$97,135	$90,732
COST OF REVENUE	15,278	13,553	56,374	47,575
GROSS PROFIT	9,122	12,159	40,761	43,157
	37%	47%	42%	48%
OPERATING EXPENSES:
Research and development	3,046	2,901	12,408	3,799
Sales and marketing	8,640	8,089	35,250	26,593
General and administrative	7,338	4,448	28,676	18,315
Total operating expenses	19,024	15,438	76,334	48,707
LOSS BEFORE INCOME TAX PROVISION	(9,902)	(3,279)	(35,573)	(5,550)
INCOME TAX PROVISION	26	10	85	98
NET LOSS	$(9,928)	$(3,289)	$(35,658)	$(5,648)

DILUTED EPS COMPUTATION
Numerator: Net loss	$(9,928)	$(3,289)	$(35,658)	$(5,648)
Denominator:
Weighted-average common shares outstanding	37,363	30,003	33,774	30,003
Dilutive effect of stock awards	—	—	—	—
Total shares	37,363	30,003	33,774	30,003
Diluted EPS	$(0.27)	$(0.11)	$(1.06)	$(0.19)

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
NON-GAAP CONDENSED, COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)
(Unaudited)
	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013
REVENUE	$24,400	$25,712	$97,135	$90,732
COST OF REVENUE	13,447	12,089	48,792	42,619
GROSS PROFIT	10,953	13,623	48,343	48,113
	45%	53%	50%	53%
OPERATING EXPENSES:
Research and development	4,311	4,632	17,381	17,377
Sales and marketing	8,122	7,767	29,348	25,878
General and administrative	4,877	4,146	18,306	16,967
Total operating expenses	17,310	16,545	65,035	60,222

LOSS BEFORE INCOME TAX PROVISION	(6,537)	(2,922)	(16,692)	(12,109)

INCOME TAX PROVISION	26	10	85	98

NET LOSS	$(6,383)	$(2,932)	$(16,777)	$(12,207)

DILUTED EPS COMPUTATION
Numerator: Net loss	$(6,383)	$(2,932)	$(16,777)	$(12,207)
Denominator:
Weighted-average common shares outstanding	37,363	30,003	33,774	30,003
Dilutive effect of stock awards	—	—	—	—
Total shares	37,363	30,003	33,774	30,003
Diluted EPS	$(0.17)	$(0.10)	$(0.50)	$(0.41)

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)
(Unaudited)
	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013
Gross profit	$9,122	$12,159	$40,761	$43,157
Gross profit %	37%	47%	42%	48%
Adjustments:
Stock compensation expense—cost of revenue	94	4	829	6
% of total revenue	—%	—%	1%	—%
Cost of revenue—amortization of capitalized software	1,737	1,460	6,753	4,950
% of total revenue	7%	6%	7%	5%
Adjusted gross profit	$10,953	$13,623	$48,343	$48,113
Adjusted gross profit %	44%	52%	50%	53%

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013
Cost of revenue	$15,278	$13,553	$56,374	$47,575
Adjustments:
Stock compensation expense	94	4	829	6
Cost of revenue - amortization of capitalized software	1,737	1,460	6,753	4,950

Cost of revenue, non-GAAP	$13,447	$12,089	$48,792	$42,619

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013
Research and development	$3,046	$2,901	$12,408	$3,799
Adjustments:
Capitalized internal software costs	(1,331)	(1,731)	(5,695)	(13,579)
Stock compensation expense	66	—	722	1

Research and development, non-GAAP	$4,311	$4,632	$17,381	$17,377

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013

Sales and marketing	$8,640	$8,089	$35,250	$26,593
Adjustments:
Stock compensation expense	441	240	5,594	360
Amortization of customer relationship agreements	77	82	308	355

Sales and marketing, non-GAAP	$8,122	$7,767	$29,348	$25,878

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013
General and administrative	$7,338	$4,448	$28,676	$18,315
Adjustments:
Stock compensation expense	2,461	280	10,330	1,262
Amortization of trademarks	—	22	40	86

General and administrative, non-GAAP	$4,877	$4,146	$18,306	$16,967

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013
Net income (loss)	$(9,928)	$(3,289)	$(35,658)	$(5,648)
Adjustments:
Capitalized internal software costs	(1,331)	(1,731)	(5,695)	(13,579)
Stock compensation expense	3,062	524	17,475	1,629
Amortization of intangibles	1,814	1,564	7,101	5,391
Net loss, non-GAAP	$(6,383)	$(2,932)	$(16,777)	$(12,207)

	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013
Diluted EPS	$(0.27)	$(0.11)	$(1.06)	$(0.19)
Adjustments:
Capitalized internal software costs	(0.04)	(0.06)	(0.17)	(0.45)
Stock compensation expense	0.08	0.02	0.52	0.05
Amortization of intangibles	0.05	0.05	0.21	0.18
Diluted EPS, non-GAAP	$(0.17)	$(0.10)	$(0.50)	$(0.41)

COVISINT CORPORATION AND THE COVISINT OPERATIONS OF COMPUWARE CORPORATION
CONDENSED, COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)
	THREE MONTHS ENDED MARCH 31,		TWELVE MONTHS ENDED MARCH 31,
	2014	2013	2014	2013
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(9,928)	$(3,289)	$(35,658)	$(5,648)
Adjustments to reconcile net income (loss) to cash provided by (used in) operations:
Depreciation and amortization	2,255	1,879	8,678	6,617
Deferred income taxes	(39)	(522)	4	(613)
Stock award compensation	3,062	524	17,475	1,629
Other			—	60
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	(2,846)	(5,353)	3,618	(4,676)
Other assets	1,523	1,204	3,414	3,386
Accounts payable and accrued expenses	1,919	1,204	1,543	881
Deferred revenue	(1,680)	(834)	(7,410)	(6,838)
Net cash provided by (used in) operating activities	$(5,734)	$(5,187)	$(8,336)	$(5,202)
CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(1,605)	(310)	(3,541)	(946)
Capitalized software	(1,332)	(1,731)	(5,696)	(13,579)
Net cash used in investing activities	$(2,937)	$(2,041)	$(9,237)	$(14,525)
CASH FLOWS PROVIDED BY FINANCING ACTIVITES:
Net investment from parent company	—	—	—	12,881
Cash payments from parent company	12,538	29,135	65,746	29,135
Cash payments to parent company	(9,061)	(20,597)	(67,003)	(20,597)
Proceeds from Initial Public Offering			68,448	—
Initial public offering costs	(15)	(332)	(1,412)	(714)
Net proceeds from exercise of stock awards		—	332	—
Net cash provided by financing activities	$3,462	$8,206	$66,111	$20,705
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(25)	(12)	32	(12)
NET CHANGE IN CASH	(5,234)	966	48,570	966
CASH AT BEGINNING OF PERIOD	54,770	—	966	—
CASH AT END OF PERIOD	$49,536	$966	$49,536	$966